SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2005

                           GREAT PEE DEE BANCORP, INC.
                          -------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-23521                 562050592
-----------------------            ------------------       -------------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


901 Chesterfield Highway, Cheraw, South Carolina                 29520
------------------------------------------------               --------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                ------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

     On October 12, 2005, Great Pee Dee Bancorp, Inc. (the "Company") issued a press release regarding its earnings for the quarter ended September 30, 2005. The press release is included as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
                  ---------------------------------------------------------

     (b) On October 12, 2005, the Company issued a press release announcing that Herbert W. Watts will retire from the position of President and Chief Executive Officer of the Company, effective December 31, 2005. The press release is included as Exhibit 99.2 to this report. The information included in Exhibit
99.2 is considered to be "furnished" under the Securities Exchange Act of 1934.

     The term of Director Cornelius B. Young expired on October 12, 2005 at the annual meeting of stockholders of the Company. Under the Company's Bylaws, Mr. Young was not eligible for re-election.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       GREAT PEE DEE BANCORP, INC.



DATE: October 14, 2005                 By: \s\ Herbert W. Watts
                                           ------------------------------------
                                           Herbert W. Watts
                                           President and Chief Executive Officer










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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

       Exhibit No.                         Description
       -----------                         -------------

          99.1                    Press Release of Great Pee Dee Bancorp, Inc.

          99.2                    Press Release of Great Pee Dee Bancorp, Inc.